Exhibit 10.2

EXECUTION COPY

Confidential materials omitted and filed
separately with the Securities and Exchange
Commission. Asterisks denote omissions.

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

May 14, 2010,

among

IKARIA ACQUISITION INC.,

IKARIA, INC.,

the Subsidiaries of IKARIA, INC. from time to time party hereto,

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Collateral Agent

TABLE OF CONTENTS

		Page

ARTICLE I

Definitions

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	1

ARTICLE II

Guarantee

SECTION 2.01.	Guarantee	6
SECTION 2.02.	Guarantee of Payment	7
SECTION 2.03.	No Limitations, Etc.	7
SECTION 2.04.	Reinstatement	8
SECTION 2.05.	Agreement To Pay; Subrogation	8
SECTION 2.06.	Information	8

ARTICLE III

Pledge of Securities

SECTION 3.01.	Pledge	8
SECTION 3.02.	Delivery of the Pledged Collateral	9
SECTION 3.03.	Representations, Warranties and Covenants	10
SECTION 3.04.	Certification of Limited Liability Company Interests and Limited Partnership Interests	11
SECTION 3.05.	Registration in Nominee Name; Denominations	11
SECTION 3.06.	Voting Rights; Dividends and Interest, Etc.	11

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01.	Security Interest	13
SECTION 4.02.	Representations and Warranties	15
SECTION 4.03.	Covenants	17
SECTION 4.04.	Other Actions	21
SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	24

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Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

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GUARANTEE AND COLLATERAL AGREEMENT dated as of May 14, 2010 (this “Agreement”), among IKARIA ACQUISITION INC., a Delaware corporation (the “Borrower”), IKARIA, INC., a Delaware corporation (“Holdings”), the Subsidiaries of Holdings from time to time party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), as collateral agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of May 14, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and CS, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

The Lenders and the Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement.  The obligations of the Lenders and the Issuing Bank to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each Guarantor.  Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Bank to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement.  (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement.  All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein.  All references to the Uniform Commercial Code shall mean the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and

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resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

“Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01.

“Borrower” shall have the meaning assigned to such term in the preamble.

“Cash Management Obligations” shall mean the due and punctual payment and performance of all obligations of the Grantors in respect of overdrafts and related liabilities and/or arising from cash management services (including treasury, depository, overdraft, credit, purchasing or debit card, electronic funds transfer, netting, ACH services and other cash management arrangements), in each case owed to a counterparty that is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender (in such capacity, a “Cash Management Provider”).

“Cash Management Provider”  shall have the meaning assigned to such term in the definition of the term “Cash Management Obligations”.

“Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Excluded Assets” shall mean at any date any Assets of a Grantor which is subject to, or secured by, a Lien permitted by Section 6.02(c), (f), (g), (i) or (l) of the

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Credit Agreement if and to the extent, and only so long as, the terms of the Indebtedness or obligations secured by such Lien prohibit, or require any consent or establish any other conditions for, an assignment thereof, or a grant of a security interest therein, by a Grantor; provided that all proceeds paid or payable to any Grantor from any sale, transfer or assignment or other voluntary or involuntary disposition of such Assets and all rights to receive such proceeds shall be included in the Collateral to the extent not otherwise required to be paid to the holder of such Capital Lease Obligation or other purchase money security interest secured by such Assets.

“Exempt Deposit Accounts” shall mean (i) Deposit Accounts the balance of which consists exclusively of (a) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of the Borrower to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any of the Loan Parties, and (b) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or more Loan Parties, and (ii) all segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) tax accounts, payroll accounts and trust accounts.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04.

“General Intangibles” shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” shall mean the Borrower and the Guarantors.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Holdings” has the meaning assigned to such term in the preamble.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions,

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improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit (whether denominated in dollars or an Alternative Currency), when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” shall mean (a) the Loan Document Obligations, (b) Cash Management Obligations not to exceed $20,000,000 in the aggregate at any time and (c) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, in each case regardless of whether such counterparty thereafter ceases to be the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell

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any invention on which a patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor:  (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

“Pledged Collateral” shall have the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall have the meaning assigned to such term in Section 3.01.

“Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) any Issuing Bank, (e) each counterparty to any Hedging Agreement with a Loan Party that either (i) is in effect on the Closing Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, in each case regardless of whether such counterparty thereafter ceases to be the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender, (f) each Cash Management Provider, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and assigns of each of the foregoing.

“Security Interest” shall have the meaning assigned to such term in Section 4.01.

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“Subsidiary Guarantor” shall mean (a) the Subsidiaries identified on Schedule I hereto as Subsidiary Guarantors and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Closing Date.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, but excluding in all cases any intent-to-use United States trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C § 1051(c) or 15 U.S.C § 1051(d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office.

“Unfunded Advances/Participations” shall mean (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender and (b) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the Revolving Credit Lenders in accordance with Sections 2.22(d) and 2.02(f) of the Credit Agreement.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee.  Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations.  Each

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Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.  Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

SECTION 2.03. No Limitations, Etc.  (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).  Each Guarantor expressly authorizes the Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations.  The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held

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by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement.  Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation.  Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge.  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the

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ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II) and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (collectively referred to herein as the “Pledged Stock”); provided, however, that the Pledged Stock shall not include (i) the issued and outstanding Equity Interests of any Foreign Subsidiary that is not held directly by Holdings, the Borrower or a Domestic Subsidiary, or (ii) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (b)(i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (collectively referred to herein as the “Pledged Debt Securities”), (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01, (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

SECTION 3.02. Delivery of the Pledged Collateral.  (a)  Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

(b) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Debt Securities with a face amount of $250,000 or more (other than Pledged Debt Securities constituting Permitted Investments in which a perfected security interest exists pursuant to Article IV hereto).

(c) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

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SECTION 3.03. Representations, Warranties and Covenants.  The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;

(b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and, in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder (or otherwise permitted under the Credit Agreement), each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than transfers made in compliance with the Credit Agreement, and (iv) subject to this Section 3.03 and Section 3.06, will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, or except as otherwise permitted under the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral issued by a wholly-owned Subsidiary is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created or permitted by the Loan Documents), however arising, of all persons whomsoever;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect); and

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(g) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations.

SECTION 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests.  Each interest in any limited liability company or limited partnership which is a Subsidiary and pledged hereunder shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

SECTION 3.05. Registration in Nominee Name; Denominations.  The Collateral Agent, on behalf of the Secured Parties, shall hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, but following the occurrence and during the continuance of an Event of Default shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent).  Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities in its capacity as the registered owner thereof.  Following the occurrence and during the continuation of an Event of Default, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, Etc.  (a)  Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement):

(i)                                     Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii)                                  The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting

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and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

(iii)                               Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment).  This paragraph (iii) shall not apply to dividends between or among the Borrower, the Guarantors and any Subsidiaries only of property subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Collateral Agent in writing, specifically referring to this Section 3.06 at the time of such dividend and takes any actions the Collateral Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and

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shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agent certificates to that effect, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest.  (a)  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

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(iii)                               all cash and Deposit Accounts;

(iv)                              all Documents;

(v)                                 all Equipment;

(vi)                              all General Intangibles;

(vii)                           all Instruments;

(viii)                        all Inventory;

(ix)                                all Investment Property;

(x)                                   all Letter-of-Credit Rights;

(xi)                                all Commercial Tort Claims;

(xii)                             all books and records pertaining to the Article 9 Collateral; and

(xiii)                          to the extent not otherwise included, all proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Article 9 Collateral or the Pledged Collateral include, and no Grantor shall be deemed to have granted a Security Interest in, any of such Grantor’s right, title or interest (a) in any Intellectual Property if the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or rendering unenforceable of any right, title or interest of any Grantor therein, (ii) the breach or termination pursuant to the terms of, or a default under, any Intellectual Property or (iii) the violation of any applicable law, (b) in any General Intangible if the grant of such security interest (i) shall violate any applicable law or be prohibited by any contract, agreement, instrument or indenture governing such General Intangible, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party to such contract, if such consent has not been obtained, (c) in any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if the grant of such security interest (i) shall violate any applicable law or be prohibited by any contract, agreement, instrument or indenture governing such lease, license, contract, property rights or agreement, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, (iii) is permitted only with the consent of another party to such contract, if such consent has not been obtained, (iv) shall constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (v) shall constitute or result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement; in each case as to clauses (a), (b) and (c), other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-

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409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) (provided, however that such security interest shall attach, immediately at such time as and to the extent severable, to any portion of such Intellectual Property, General Intangible, lease, license, contract, property rights or agreement that does not result or no longer results in any of the consequences specified in clauses (a), (b) and/or (c) above), (d) in any Exempt Deposit Accounts, (e) in any Excluded Assets, (f) vehicles or leaseholds, (g) in any outstanding uncertificated Equity Interests of a Foreign Subsidiary that is not held directly by Holdings, the Borrower or a Domestic Subsidiary or that is in excess of 65% of the issued and outstanding voting Equity Interests of such Foreign Subsidiary, or (h) assets as to which the Administrative Agent has reasonably determined that the costs of obtaining such a security interest are excessive in relation to the value of the security to be afforded thereby.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as all assets of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including  (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates.  Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties.  The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that as at the date hereof:

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(a) Each Grantor has good and valid rights in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date.  Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Administrative Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.12 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.  Each Grantor represents and warrants that a fully executed agreement in the form hereof (or a fully executed short-form agreement in form and substance reasonably satisfactory to the Collateral Agent and the Borrower), and containing a description of all Article 9 Collateral consisting of United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights will be delivered on the Closing Date to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in such Patents, Trademarks and Copyrights in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of such Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States

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(or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of such Patents, Trademarks and Copyrights acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected  in the United States upon the receipt and recording of this Agreement (or the short-form agreement referenced in paragraph (b) above) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement that have priority as a matter of law.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.  No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment which is still in effect in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument which is still in effect covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.  As of the Closing Date, no Grantor holds any Commercial Tort Claims except as indicated on the Perfection Certificate.

SECTION 4.03. Covenants.  (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization.  Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph.  Each Grantor agrees not to effect or permit any change referred to in the preceding

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sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral.  Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

(b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower (i) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.03(c) and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings recordings or registrations, including all refilings, recordings and registrations, containing a description of the Article 9 Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 4.03 to the extent necessary to protect and perfect  the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).  Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III all Patents and registered or pending Trademarks and Copyrights of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

(d) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(e) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, obtain, preserve, protect and perfect the Security

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Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith.  If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument in a face amount in excess of $250,000, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to identify specifically any asset or item of a Grantor that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 Business Days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral.  Each Grantor agrees that it will use commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(f) The Collateral Agent and such agents as the Collateral Agent may designate shall have the right, upon reasonable notice, at the applicable Grantor’s own cost and expense (except during the existence of an Event of Default, the Grantor shall not be responsible for the costs of more than one visit per fiscal year), to inspect the Article 9 Collateral during normal business hours, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the applicable Grantor’s affairs with the officers of such Grantor and (provided that a representative of the Grantor is given the opportunity to be present) its independent accountants and to verify the existence, validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or other Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.  The Collateral Agent shall (subject to compliance with Section 9.16 of the Credit Agreement) have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(g) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 5.03 or Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and

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severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(h) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account in an amount in excess of $250,000, such Grantor shall promptly assign such security interest to the Collateral Agent for the ratable benefit of the Secured Parties.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

(i) As between each Grantor, the Collateral Agent and the Secured Parties, each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance; provided, however, that such indemnity shall not, as to any Secured Party, be available to the extent such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final or non-appealable judgment to have resulted from the gross negligence, wilful misconduct or bad faith of such Secured Party.

(j) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as expressly permitted by Section 6.02 of the Credit Agreement or as requested by the Collateral Agent.  No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(k) No Grantor will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business.

(l) Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment

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in accordance with the requirements set forth in Section 5.02 of the Credit Agreement.  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may during the continuation of any Event of Default, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

(m) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

SECTION 4.04. Other Actions.  In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments with a face amount in excess of $250,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains (other than an Exempt Deposit Account), such Grantor shall, upon the Collateral Agent’s request, either (i) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other person, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account.  The Collateral Agent

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agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral control agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor with a fair market value in excess of $250,000 are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use commercially reasonable efforts to either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders from the Collateral Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets (as governed by Article 8 of the New York UCC) or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property.  The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph

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shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.

(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) with a face amount in excess of $250,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor with a face amount in excess of $250,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $500,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

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SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral.  (a) Each Grantor agrees that it will not, and will not knowingly permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of the business of Holdings, the Borrower and the Subsidiaries, taken as a whole, may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of the business of Holdings, the Borrower and the Subsidiaries, taken as a whole, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright that is material to the conduct of Holdings, the Borrower and the Subsidiaries, taken as a whole, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright that is material to the conduct of Holdings, the Borrower and the Subsidiaries, taken as a whole, may become abandoned, lost or dedicated to the public, or of any adverse determination (including the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent or any application for registration of any Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, with respect to any of the same which is material to the conduct of the business of Holdings, the Borrower and the Subsidiaries, taken as a whole, unless it promptly notifies (which notice may be given after such filing) the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all such lawful acts of such attorney in accordance

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with this agreement being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f) Each Grantor will take commercially reasonable steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of Holdings, the Borrower and the Subsidiaries, taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with commercially reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Grantor knows that any Article 9 Collateral consisting of a Patent, Trademark or Copyright that is material to the conduct of Holdings, the Borrower and the Subsidiaries, taken as a whole, has been or is being infringed, misappropriated or diluted by a third person, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

(h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, at the request of the Collateral Agent, use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies upon Default.  Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangement to the extent that a

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waiver has not been obtained despite commercially reasonable efforts to obtain such a waiver), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Pursuant to Section 5.04, the Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give each applicable Grantor 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured

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Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds.  The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and/or the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent and any Issuing Bank pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);

THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

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FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property.  For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, subject to any then-existing license agreements or other rights of third parties, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Patents, Trademarks and Copyrights and, subject to Section 4.05(g), any other Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, Etc.  In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect.  Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for

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investment, and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale.  Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation.  Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02

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shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination.  (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

(b) The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.03. Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the execution and delivery of

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the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or Issuing Bank or on their behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

SECTION 7.04. Binding Effect; Several Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification.  (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, and related out of pocket expenses, including the fees, charges and disbursements of any counsel for any indemnitee, reasonably incurred by or asserted against any indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any indemnitee is a party thereto or whether initiated by a third party or by a Loan Party or any Affiliate thereof; provided, however, that such indemnity shall apply only to the

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extent the Borrower is required to Indemnify the Indemnitees under Section 9.05 of the Credit Agreement.  To the extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives any claim against any indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in Section 2.06(a) of the Credit Agreement.

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Agent may only take actions as attorney-in-fact during the existence of any Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any

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claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith.

SECTION 7.08. Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment.  (a) No failure or delay by the Collateral Agent, the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER

33

PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04.  Delivery of an executed signature page to this Agreement by facsimile transmission or other means of electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process.  (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in the Borough of Manhattan, New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent, Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

34

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section.  Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Loan Parties hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01.  Nothing in this Agreement or any other Loan Document will affect the right of the Collateral Agent to serve process in any other manner permitted by law.

SECTION 7.15. Termination or Release.  (a) This Agreement, the Guarantees, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate when all the Loan Document Obligations (other than wholly contingent indemnification or reimbursement obligations) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not the Borrower or a Guarantor, or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party.  Without limiting the provisions of Section 7.06, the Borrower shall reimburse upon presentation of an invoice, the Collateral Agent upon demand for all costs and out of pocket expenses, including the reasonable fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

SECTION 7.16. Additional Subsidiaries.  Pursuant to Section 5.12 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a

35

Subsidiary on the Closing Date is required to enter into this Agreement as a Subsidiary Guarantor and a Grantor upon becoming such a Domestic Subsidiary (unless such Domestic Subsidiary is a subsidiary of a Foreign Subsidiary).  Upon execution and delivery by the Collateral Agent and such Domestic Subsidiary of a supplement in the form of Exhibit A hereto, such Domestic Subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Right of Setoff.  If an Event of Default shall have occurred and is continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all Collateral (including any deposits (general or special, time or demand, provisional or final)) at any time held and other obligations at any time owing by such Secured Party to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured.  The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

SECTION 7.18. Conflicts.  In the event of any conflict between the provisions contained herein and the provisions contained in the Credit Agreement, the provision contained in the Credit Agreement shall control.

[Remainder of page intentionally left blank]

36

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

IKARIA ACQUISITION INC.,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: President

IKARIA, INC.,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: Chairman and Chief Executive Officer

IKARIA RESEARCH, INC.,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: President

INO THERAPEUTICS, LLC,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: President and Chief Executive Officer

IKARIA INTERNATIONAL, INC.,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: President

Signature Page to Ikaria Guarantee and Collateral Agreement

IKARIA THERAPEUTICS, LLC,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: President

IKARIA DEVELOPMENT SUBSIDIARY ONE, LLC,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: President

IKARIA DEVELOPMENT SUBSIDIARY TWO, LLC,

by
/s/ Daniel Tassé
Name: Daniel Tassé
Title: President

Signature Page to Ikaria Guarantee and Collateral Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,

by
/s/ John D. Toronto
Name: John D. Toronto
Title: Director

by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

Signature Page to Ikaria Guarantee and Collateral Agreement

Schedule I to

the Guarantee and

Collateral Agreement

SUBSIDIARY GUARANTORS

Ikaria Research, Inc.

Ikaria International, Inc.

Ikaria Therapeutics LLC

INO Therapeutics LLC

Ikaria Development Subsidiary One LLC

Ikaria Development Subsidiary Two LLC

Schedule II to

the Guarantee and

Collateral Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
Ikaria Research, Inc.	2	Ikaria, Inc.	Capital Stock	100%
Ikaria Acquisition Inc.	1	Ikaria, Inc.	Capital Stock	100%
Ikaria International Inc.		Ikaria, Inc.	Capital Stock	100%
Ikaria Therapeutics LLC		Ikaria Research, Inc.	Membership Interest	100%
Ikaria Development Subsidiary One LLC		Ikaria Acquisition Inc.	Membership Interest	100%
Ikaria Development Subsidiary Two LLC		Ikaria Acquisition Inc.	Membership Interest	100%
INO Therapeutics LLC	1	Ikaria Acquisition Inc.	Membership Interest	100%

PLEDGED DEBT SECURITIES

None.

Schedule III to
the Guarantee and
Collateral Agreement

U.S. COPYRIGHTS OWNED BY IKARIA RESEARCH, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

U.S. COPYRIGHTS OWNED BY IKARIA INTERNATIONAL, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

III-2

U.S. COPYRIGHTS OWNED BY IKARIA THERAPEUTICS LLC

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

III-3

U.S. COPYRIGHTS OWNED BY IKARIA DEVELOPMENT SUBSIDIARY ONE LLC

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

III-4

U.S. COPYRIGHTS OWNED BY IKARIA DEVELOPMENT SUBSIDIARY TWO LLC

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

III-5

U.S. COPYRIGHTS OWNED BY INO THERAPEUTICS LLC

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

III-6

U.S. COPYRIGHTS OWNED BY IKARIA ACQUISITION INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

III-7

U.S. COPYRIGHTS OWNED BY IKARIA, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

III-8

LICENSES

I.              Licenses/Sublicenses of Ikaria Research, Inc. as Licensor/Sublicensor on Date Hereof

A.    Copyrights

None

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-9

B.    Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-10

C.    Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-11

D.    Others

None.

III-12

II.             Licenses/Sublicenses of Ikaria Research, Inc. as Licensee/Sublicensee on Date Hereof

A.    Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-13

B.  Patents

U.S. Patents

Licensor Name and Address	Date of License/ Sublicense	Issue Date	Patent No.
[**]	[**]	[**]	[**]

U.S. Patent Applications

Licensor Name and Address	Date of License/ Sublicense	Date Filed	Application No.
[**]	[**]	[**]	[**]
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		[**]	[**]

Non-U.S. Patents

None.

Non-U.S. Patent Applications

Country	Licensor Name and Address	Date of License/ Sublicense	Date Filed	Application No.
[**]	[**]	[**]	[**]	[**]
[**]			[**]	[**]

III-14

Country	Licensor Name and Address	Date of License/ Sublicense	Date Filed	Application No.
[**]			[**]	[**]
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[**]			[**]	[**]
[**]			[**]	[**]
[**]			[**]	[**]
[**]			[**]	[**]

III-15

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-16

D.  Others

None.

III-17

LICENSES

I.    Licenses/Sublicenses of INO Therapeutics, LLC as Licensor/Sublicensor on Date Hereof

A.   Copyrights

None.

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-18

B.  Patents

U.S. Patents

Licensee Name and Address	Date of License/ Sublicense	Patent Number	Issue Date
[**]		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
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		[**]	[**]
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		[**]	[**]

U.S. Patent Applications

Licensee Name	Date of License/Sublicense	Filing Date	Application Number
[**]		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
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III-19

Non-U.S. Patents

Licensee Name	Date of License/Sublicense	Country	Non-US Patent Number	Issue Date
[**]		[**]	[**]	[**]

A total of four pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Non-U.S. Patent Applications

Licensee Name	Date of License/Sublicense	Country	Non-US Application Number	Filing Date
[**]		[**]	[**]	[**]

A total of three pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

C.  Trademarks

U.S. Trademarks

Licensee Name and Address	Date of License/ Sublicense	U.S. Mark	Reg. Date	Reg. No.
AGA AB, Agvägen 1, 181 81 Lindingo Sweden		INOVENT	2,100,392	23.09.1997

U.S. Trademark Applications

None.

Non-U.S. Trademarks

Licensee Name and Address	Date of License/ Sublicense	Country	Non-U.S. Mark	Reg. No.	Reg. Date
AGA AB, Agvägen 1, 181 81 Lindingo Sweden		Australia	INOVENT	710275	07.06.1996
		Austria	INOVENT	166155	10.09.1996
		Benelux	INOVENT	597358	—
		Canada	INOVENT	TMA602882	20.02.2004
		Czech Republic	INOVENT	204847	30.10.1997
		Denmark	INOVENT	1996 4228 VR	12.07.1996
		Finland	INOVENT	205107	14.03.1997
		France	INOVENT	96 628313	—

III-20

Licensee Name and Address	Date of License/ Sublicense	Country	Non-U.S. Mark	Reg. No.	Reg. Date
		Germany	INOVENT	39624872	17.09.1996
		Hungary	INOVENT	149063	10.03.1998
		Ireland	INOVENT	175919	—
		Italy	INOVENT	745601	31.03.1998
		Japan	INOVENT	4071529	17.10.1997
		Latvia	INOVENT	M 40 003	20.03.1998
		Lithuania	INOVENT	32550	08.04.1999
		Mexico	INOVENT	640079	31.01.2000
		Norway	INOVENT	181568	24.04.1997
		Poland	INOVENT	114075	07.10.1999
		Portugal	INOVENT	317613 MNA	05.03.1997
		Spain	INOVENT	2033843M0	16.12.1997
		Switzerland	INOVENT	P 440217	N/A
		United Kingdom	INOVENT	2102255	N/A

Non-U.S. Trademark Applications

None.

III-21

D.  Others

None.

III-22

II.        Licenses/Sublicenses of INO Therapeutics, LLC as Licensee/Sublicensee on Date Hereof

A.        Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-23

B.  Patents

U.S. Patents

Licensor Name and Address	Date of License/Sublicense	Patent Number	Date Issued
[**]	[**]	[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
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U.S. Patent Applications

Licensor Name and Address	Date of License/Sublicense	Application Number	Date Filed
[**]	[**]	[**]	[**]
		[**]	[**]
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[**]	[**]	[**]	[**]

Non-U.S. Patents

Country	Licensor Name and Address	Date of License/ Sublicense	Non-U.S. Patent No.	Issue Date
[**]	[**]	[**]	[**]	[**]

III-24

A total of five pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Non-U.S. Patent Applications

Country	Licensor Name and Address	Date of License/ Sublicense	Application No.	Date Filed
[**]	[**]	[**]	[**]	[**]

A total of three pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

C.  Trademarks

U.S. Trademarks

Licensor Name and Address	Date of License/ Sublicense	U.S. Mark	Reg. Date	Reg. No.
Datex-Ohmeda, Inc., 3030 Ohmeda Drive, Madison, WI 53707	October 26, 2004	INOVENT	23 Sept 1997	2,100,392

U.S. Trademark Applications

None.

Non-U.S. Trademarks

Country	Licensor Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Reg. Date	Reg. No.
Australia	Datex-Ohmeda, Inc., 3030 Ohmeda Drive, Madison, WI 53707	October 26, 2004	INOVENT	710275	07.06.1996
Austria			INOVENT	166155	10.09.1996
Benelux			INOVENT	597358	—
Canada			INOVENT	TMA602882	20.02.2004
Czech Republic			INOVENT	204847	30.10.1997
Denmark			INOVENT	1996 4228 VR	12.07.1996
Finland			INOVENT	205107	14.03.1997
France			INOVENT	96 628313	—
Germany			INOVENT	39624872	17.09.1996
Hungary			INOVENT	149063	10.03.1998
Ireland			INOVENT	175919	—
Italy			INOVENT	745601	31.03.1998
Japan			INOVENT	4071529	17.10.1997
Latvia			INOVENT	M 40 003	20.03.1998
Lithuania			INOVENT	32550	08.04.1999
Mexico			INOVENT	640079	31.01.2000

III-25

Country	Licensor Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Reg. Date	Reg. No.
Norway			INOVENT	181568	24.04.1997
Poland			INOVENT	114075	07.10.1999
Portugal			INOVENT	317613 MNA	05.03.1997
Spain			INOVENT	2033843M0	16.12.1997
Switzerland			INOVENT	P 440217	N/A
United Kingdom			INOVENT	2102255	N/A

Non-U.S. Trademark Applications

None.

III-26

D.  Others

None.

III-27

I. Licenses/Sublicenses of Ikaria Therapeutics LLC as Licensee/Sublicensee on Date Hereof

A.  Copyrights

None.

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-28

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-29

C.  Trademarks

U.S. Trademarks

Lucassin®.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

Lucassin® rights in Australia, Canada and Mexico.

Non-U.S. Trademark Applications

None.

III-30

I. Licenses/Sublicenses of Ikaria International, Inc. as Licensee/Sublicensee on Date Hereof

A.  Copyrights

None

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-31

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-32

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-33

I. Licenses/Sublicenses of Ikaria Development Subsidiary One LLC as Licensor/Sublicensor on Date Hereof

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-34

B.  Patents

U.S. Patents/Patent applications

None.

Non-U.S. Patents/Patent applications

None.

III-35

C.  Trademarks

U.S. Trademarks

None.

Non-U.S. Trademarkss

None.

III-36

II. Licenses/Sublicenses of Ikaria Development Subsidiary One LLC as Licensee/Sublicensee on Date Hereof

A.  Copyrights

None

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-37

B.  Patents

U.S. Patents/ Patent Applications

[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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Non-U.S. Patents/Patent applications

Title	Filing Date	Type	Number
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III-38

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-39

I. Licenses/Sublicenses of Ikaria Development Subsidiary Two LLC as Licensor/Sublicensor on Date Hereof

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-40

B.  Patents

U.S. Patents/Patent applications

None.

Non U.S. Patents/Patent applications

None.

III-41

II. Licenses/Sublicenses of Ikaria Development Subsidiary Two LLC as Licensee/Sublicensee on Date Hereof

A.  Copyrights

None

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-42

B.  Patents

U.S. Patents/Patent Applications

In-licensed from Fibrex

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

Non-U.S. Patents/Patent applications

In-licensed from Fibrex

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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III-43

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-44

I.                               Licenses/Sublicenses of Ikaria, Inc. as Licensor/Sublicensor on Date Hereof

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-45

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-46

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-47

D.  Others

None.

III-48

II.  Licenses/Sublicenses of Ikaria, Inc. as Licensee/Sublicensee on Date Hereof

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-49

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-50

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-51

D.  Others

None.

III-52

I.              Licenses/Sublicenses of Ikaria Acquisition Inc. as Licensor/Sublicensor on Date Hereof

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-53

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-54

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-55

D.  Others

None.

III-56

II.  Licenses/Sublicenses of Ikaria Acquisition Inc. as Licensee/Sublicensee on Date Hereof

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

III-57

B.  Patents

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-58

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

III-59

D.  Others

None.

III-60

PATENTS OWNED BY IKARIA RESEARCH, INC.

U.S. Patents

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]

III-61

U.S. Patent Applications

Patent Application No.	Filing Date
[**]	[**]
[**]	[**]

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-62

TRADEMARK/TRADE NAMES OWNED BY IKARIA RESEARCH, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

Mark	Filing Date	Application No.
IKARIA	22 April 2005	78/614,854
IKARIA & design	01 February 2006	78/804,293

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

Country	Mark	Reg. Date	Reg. No.
Europe	IKARIA	0 September 2006	004664652

Non-U.S. Trademark Applications

Country	Mark	Application Date	Application No.
Europe	IKARIA & design	26 July 2006	005221593

Trade Names

None.

III-63

PATENTS OWNED BY INO THERAPEUTICS, LLC

U.S. Patents

Patent No.	Issue Date
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

U.S. Patent Applications

Patent Application No.	Filing Date
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Non-U.S. Patents

Country	Patent No.	Issue Date
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

III-64

Country	Patent No.	Issue Date
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Non-U.S. Patent Applications

Country	Patent Application No.	Filing Date
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

III-65

Country	Patent Application No.	Filing Date
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

III-66

TRADEMARK/TRADE NAMES OWNED BY INO THERAPEUTICS, LLC

U.S. Trademark Registrations

Mark	Reg. No.	Reg. Date
INOCAL	2,109,970	28.10.1997
INOMAX	2,185,947	01.09.1998
INOPULSE(1)	2,532,358	21.01.2002
INOTHERAPY	2,678,500	21.01.2003

U.S. Trademark Applications

Mark	Application No.	Filing Date
COVOX	78/863,912	18.04.2006
INOMETER	78/959,255	24.08.2006

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

Country	Mark	Reg. No.	Reg. Date
Argentina	I-N-O	1632662	06.12.2007
Argentina	INOCAL	1647527	12.10.2007
Argentina	INOMAX	1802805	22.08.2000
Argentina	INOTHERAPY	1808889	31 10.2000
Argentina	INOTHERAPY	1808890	31.10.2000
Argentina	INOTHERAPY	1810044	09.11.2000
Argentina	INOTHERAPY	1810045	09.11.2000
Argentina	INOREG	1811959	05.12 2000
Argentina	INOREG	1811960	05 12.2000
Argentina	INOFLO	2052090	07.11.2005
Australia	I-N-O	649377	22.12.1994
Australia	INOCAL	710276	07.06.1996
Australia	INOMAX	788810	22.03.1999
Australia	INOblender	1133965	04.04.2006
Australia	INOMAX	1134019	04.04.2006
Australia	INOMAX	2158935	17.05.2007
Australia	INOblender	2163772	12.06.2007
Bolivia	INOMAX	105147-C	29.08.2006
Bolivia	INOTHERAPY	79013-C	06.06.2000
Bolivia	INOTHERAPY	79014-C	06.06.2000
Bolivia	INOTHERAPY	79015-C	06.06.2000
Bolivia	INOTHERAPY	79016-C	06.06.2000
Bolivia	INOTHERAPY	79017-C	06.06.2000

(1) This trademark has been assigned to INO Therapeutics, LLC and recording of such assignment is currently in progress in trademark offices.

III-67

Country	Mark	Reg. No.	Reg. Date
Bolivia	INOTHERAPY	79018-C	06.06.2000
Bolivia	INOREG	79019-C	06.06.2000
Bolivia	INOREG	79020-C	06.06.2000
Bolivia	INOTHERAPY	80368-C	01.08.2000
Bolivia	INOTHERAPY	80414-C	01.08.2000
Bolivia	INOMAX	105897-C	09.10.2006
Bolivia	INOblender	106623-C	27.11.2006
Brazil	INOTHERAPY	200034340	11.03.2003
Brazil	I-N-O	818924136	23.06.1998
Brazil	INOCAL	819273074	23.02.1999
Brazil	INOTHERAPY	821729187	11.02.2003
Brazil	INOTHERAPY	821729195	11.03.2003
Brazil	INOTHERAPY	821729217	11.03.2003
Brazil	INOTHERAPY	821729225	11.03.2003
Brazil	INOTHERAPY	821729233	11.03.2003
Brazil	INOTHERAPY	821729241	11.03.2003
Brazil	INOREG	821729267	11.03.2003
Brazil	INOREG	821729268	11.03.2003
Brazil	INOTHERAPY	827129209	11.02.2003
Brazil	INOMAX	821749005	27.01.2009
Brazil	INOMAX	828279225	06.05.2008
Brazil	INOblender	828287090	06.05.2008
Canada	INOTHERAPY	TMA643009	27.06.2005
Canada	INOFLO	TMA562856	30.05.2002
Canada	INOCAL	TMA576744	28.02.2003
Canada	I-N-O	TMA576774	03.03.2003
Canada	INOMAX	TMA621362	01.10.2004
Canada	INOMAX	TMA738008	15.04.2009
Chile	INOTHERAPY	553693	22.11.1999
Chile	INOREG	553695	22.11.1999
Chile	INOTHERAPY	559397	24.01.2000
Chile	INOCAL	571580	11.07.2000
Chile	INOMAX	598407	27.06.2001
Chile	INOMAX	762143	10.07.2006
Chile	INOblender	764847	14.08.2006
China	INOblender	IR892785	04.04.2006
China	INOMAX	IR893015	04.04.2006
China	INOMAX	928657	14.01.1997
China	l-N-O	928660	14.01.1997
China	INOCAL	1099385	14.09.1997
China	INOTHERAPY	1459228	14.10.2000
China	INOREG	1459243	14.10.2000
China	INOTHERAPY	1459493	14.10.2000
China	INOTHERAPY	1459508	14.10.2000
China	INOTHERAPY	1462541	21.10.2000
China	INOREG	1462542	21.10.2000
China	INOTHERAPY	1464135	28.10.2000
China	INOTHERAPY	1467378	28.10.2000
China	INOTHERAPY	1507781	14.01.2001
China	INOTHERAPY	2024212	07.10.2002
Colombia	INOTHERAPY	224751	10.03.2000

III-68

Country	Mark	Reg. No.	Reg. Date
Colombia	INOTHERAPY	225903	13.04.2000
Colombia	INOTHERAPY	225942	13.04.2000
Colombia	INOTHERAPY	225943	13.04.2000
Colombia	INOTHERAPY	225944	13.04.2000
Colombia	INOTHERAPY	225945	13.04.2000
Colombia	INOTHERAPY	225946	13.04.2000
Colombia	INOREG	226006	13.04.2000
Colombia	INOREG	226007	13.04.2000
Colombia	INOTHERAPY	226043	13.04.2000
Colombia	INOFLO	226044	13.04.2000
Colombia	INOFLO	226864	19.05.2000
Colombia	I-N-O	300687	04.08.2005
Colombia	INOCAL	302673	16.08.2005
Ecuador	INOTHERAPY	2170-00	29.09.2000
Ecuador	INOTHERAPY	2171-00	29.09.2000
Ecuador	INOTHERAPY	2172-00	29.09.2000
Ecuador	I-N-O	2520-97	04.09.1997
Ecuador	INOMAX	4735-00	26.07.2000
Ecuador	INOCAL	4941-97	10.12.1997
Ecuador	INOTHERAPY	7253-00	17.10.2000
Ecuador	INOTHERAPY	7254-00	17.10.2000
Ecuador	INOTHERAPY	7255-00	17.10.2000
Ecuador	INOTHERAPY	7256-00	17.09.2000
Ecuador	INOREG	7260-00	17.10.2000
Ecuador	INOREG	7261-00	17.10.2000
Ecuador	INOTHERAPY	7768-00	16.11.2000
Ecuador	INOblender	2181-07	25.06.2007
Ecuador	INOFLO	7257-00	17.10.2000
Ecuador	INOFLO	7258-00	17.10.2000
Ecuador	INOMAX	1604-07	06.12.2007
European Community	INOPULSE	2253482	18.07.2002
Hong Kong	INOTHERAPY	20004712	05.06.2006
Hong Kong	INOTHERAPY	20004713	05.06.2006
Hong Kong	INOTHERAPY	20004714	05.06.1999
Hong Kong	INOTHERAPY	200101402	05.06.1999
Hong Kong	INOTHERAPY	200101483	05.06.1999
Hong Kong	INOTHERAPY	200106471	05.06.1999
Hong Kong	INOTHERAPY	200106472	05.06.1999
Hong Kong	INOTHERAPY	20015749	05.06.1999
Hong Kong	INOCAL	2985/1998	11.06.1996
Hong Kong	INOMAX	300601893	17.03.2006
Hong Kong	INOblender	300619975	13.04.2006
Hong Kong	INOMAX	3618/2000	23.03.1999
India	INOTHERAPY	310288	17.01.2005
India	INOREG	860249	09.06.1999
India	INOTHERAPY	860252	26.04.2005
India	INOTHERAPY	860253	13.06.2003
India	INOTHERAPY	860254	27.06.2006
India	INOTHERAPY	860255	22 01.2005
India	INOREG	860258	09.06.1999
India	I-N-O	658085	09.03.1995

III-69

Country	Mark	Reg. No.	Reg. Date
India	INOMAX	1433164	15.03.2006
Indonesia	I-N-O	356278	23.03.1995
Indonesia	INOMAX	356279	23.03.1995
Indonesia	INOREG	459267	16.07.1999
Indonesia	INOTHERAPY	459270	16.07.1999
Indonesia	INOTHERAPY	460301	16.07.1999
Indonesia	INOTHERAPY	460302	16.07.1999
Indonesia	INOTHERAPY	460303	16.07.1999
Indonesia	INOTHERAPY	460304	16.07.1999
Indonesia	INOTHERAPY	460305	16.07.1999
Indonesia	INOTHERAPY	460600	16.07.1999
Indonesia	INOREG	463975	15.10.1999
Japan	INOblender	892785	14.12.2007
Japan	INOMAX	893015	29.02.2008
Japan	INOMAX	4359499	04.02.2000
Japan	INOREG	4456726	02.03.2001
Japan	INOTHERAPY	4478969	01.06.2001
Japan	INOMETER	4710141	12.09.2003
Japan	INOTHERAPY	4765385	16.04.2004
Japan	INOCAL	4768539	30.04.2004
Japan	INOMAX	4783465	02.07.2004
Malaysia	INOTHERAPY	99005105	14.06.1999
Malaysia	INOTHERAPY	99005109	14.06.1999
Mexico	INOTHERAPY	620493	22.06.1999
Mexico	INOTHERAPY	622106	22.06.1999
Mexico	INOTHERAPY	622107	22.06.1999
Mexico	INOTHERAPY	622109	22.06.1999
Mexico	INOTHERAPY	622110	06.06.1999
Mexico	INOTHERAPY	624904	22.06.1999
Mexico	INOTHERAPY	647546	22.06.1999
Mexico	INOTHERAPY	656311	22.06.1999
Mexico	INOMAX	660113	26.06.2000
Mexico	INOMETER	824044	07.01.2004
Mexico	INOMETER	824496	07.01.2004
Mexico	INOMETER	825844	07.01.2004
Mexico	INOMAX	929889	14.03.2006
Mexico	INOCAL	980431	21.07.2006
Mexico	INOblender	932936	17.04.2006
New Zealand	I-N-O	244337	24.01.1997
New Zealand	INOCAL	263005	21.07.1997
New Zealand	INOREG	310700	07.12.2000
New Zealand	INOREG	310701	07.12.2000
New Zealand	INOTHERAPY	310704	07.12.2000
New Zealand	INOTHERAPY	310705	07.12.2000
New Zealand	INOTHERAPY	310706	07.12.2000
New Zealand	INOTHERAPY	310707	07.12.2000
New Zealand	INOTHERAPY	310708	07.12.2000
New Zealand	INOTHERAPY	310709	07.12.2000
New Zealand	INOTHERAPY	310710	07.12.2000
New Zealand	INOTHERAPY	310711	07.12.2000
New Zealand	INOMAX	744310	14.09.2006

III-70

Country	Mark	Reg. No.	Reg. Date
New Zealand	INOblender	746071	12.07.2007
Pakistan	INOTHERAPY	155651	10.06.2006
Pakistan	INOTHERAPY	155653	06.10.1999.
Pakistan	INOTHERAPY	155909	25.06.1999
Pakistan	INOCAL	167271	24.10.2000
Pakistan	INOTHERAPY	155656	10.06.2006
Pakistan	INOTHERAPY	155648	10.06.2006

Pakistan	I-N-O	167274	24.10.2000
Pakistan	INOMAX	153912	24.03.1999
Pakistan	INOTHERAPY	155654	06.10.1999
Pakistan	INOMAX	219440	03.10.2006
Pakistan	INOblender	220555	04.07.2006

Philippines	I-N-O	4-1995-099402	30.07.2005
Philippines	INOMAX	4-2006-003069	13.11.2006
Philippines	INOMAX	4-2009-500140	08.09.2009
Philippines	INOMAX	4-2006-002837	30.04.2007
Philippines	INOREG	4-2002-007548	20.03.2005
Singapore	INOblender	T06/18659C	04.04.2006
Singapore	INOMAX	T06/18715H	04.04.2006
Singapore	INOCAL	T96/05650C	05.06.1996
Singapore	INOMAX	T99/02879I	23.03.1999
Singapore	INOMAX	T06/18716F	04.04.2006
Singapore	INOMAX	T06/18717D	04.04.2006
Singapore	INOblender	T06/18657G	04.04.2006
Singapore	INOblender	T06/18658E	04.04.2006
Singapore	INOTHERAPY	T99/06031 E	14.06.1999
Singapore	INOTHERAPY	T99/06033A	14.06.1999
South Africa	INOMAX	1999/04450	19.03.1999
South Africa	INOTHERAPY	1999/11875	09.09.2002
South Africa	INOTHERAPY	1999/11877	09.09.2002
South Africa	INOCAL	96/07267	03.06.1996
Taiwan	INOTHERAPY	131154	16.10.2000
Taiwan	INOTHERAPY	137325	01.02.2001
Taiwan	INOTHERAPY	137557	01.02.2001
Taiwan	INOMAX	713867	16.04.1996
Taiwan	INOCAL	766655	16.07.1997
Taiwan	INOTHERAPY	890901	01.05.2000
Taiwan	INOREG	907827	01.10.2000
Taiwan	INOTHERAPY	907828	01.10.2000
Taiwan	INOTHERAPY	908744	16.10.2000
Taiwan	INOTHERAPY	910823	01.11.2000
Taiwan	INOTHERAPY	922174	01.01.2001
Taiwan	INOREG	932820	01.03.2001
Taiwan	INOMAX	1234266	01.11.2006
Taiwan	INOblender	1248877	01.02.2007
Thailand	INOTHERAPY	TM121076	08.07.1999
Thailand	INOTHERAPY	TM124636	08.07.1999
Thailand	INOblender	TM251215	12.04.2006
Thailand	INOMAX	TM40666	04.04.1995

III-71

Country	Mark	Reg. No.	Reg. Date
Thailand	INOCAL	TM59569	11.07.1996
Thailand	INOMAX	TM254899	04.04.1995
Uruguay	I-N-O	381.551	04.08.2007
Uruguay	INOblender	370.252	16.05.2007
Uruguay	INOMAX	369.364	28.03.2007
Uruguay	INOCAL	392.509	05.06.2008
Uruguay	INOMAX	312.214	26.11.2001
Uruguay	INOREG	314.479	01.08.2000
Uruguay	INOTHERAPY	314.481	01.08.2000
Venezuela	I-N-O	197278-P	09.05.1997
Venezuela	INOCAL	8395/96	23.01.1998
Venezuela	INOREG	P-222131	07.07.2000
Venezuela	INOTHERAPY	P-222134	07.07.2000
Venezuela	INOTHERAPY	P-222135	07.07.2000
Venezuela	INOTHERAPY	P-222136	07.07.2000
Venezuela	INOTHERAPY	P-222137	07.07.2000
Venezuela	INOTHERAPY	P-227171	28.09.2000
Venezuela	INOREG	P-245654	22.11.2000
Venezuela	INOTHERAPY	S-13330	07.07.2000
Venezuela	INOTHERAPY	S-13331	07.07.2000
Venezuela	INOTHERAPY	S-13332	07.07.2000
Venezuela	INOMAX	P275561	30.11.2006
Venezuela	INOblender	P282088	24.10.2007

Non-U.S. Trademark Applications

Country	Mark	Application No.	Application Date
Canada	INOblender	1296888	06.04.2006
India	INOblender	1447168	12.04.2006
Malaysia	I-N-O	95/03799	24.04.1995
Malaysia	INOTHERAPY	99/05110	14.06.1999
Malaysia	INOMAX	2006/04524	22.03.2006
Malaysia	INOblender	2006/06346	19.04.2006
Philippines	INOCAL	4-2004-07800	24.08.2004
Philippines	INOTHERAPY	4-2006-003070	17.03.2006
Philippines	INOblender	4-2006-003882	07.04.2006
Singapore	INOTHERAPY	T99/06034Z	14.06.1999
South Africa	INOMAX	2006/05226	13.03.2006
South Africa	INOblender	2006/07894	07.04.2006
Taiwan	INOblender	Pending	05.04.2006
Uruguay	INOMAX	369364	10.03.2006
Uruguay	INOblender	370252	20.04.2006
Venezuela	INOMAX	6130-99	25.03.1999
Venezuela	INOblender	7649-06	07.04.2006

Trade Names

Country(s) Where Used	Trade Names

III-72

PATENTS OWNED BY IKARIA, INC.

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-73

TRADEMARK/TRADE NAMES OWNED BY IKARIA, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

III-74

PATENTS OWNED BY IKARIA ACQUISITION, INC.

U.S. Patents

None.

U.S. Patent Applications

None.

Non-U.S. Patents

None.

Non-U.S. Patent Applications

None.

III-75

TRADEMARK/TRADE NAMES OWNED BY IKARIA ACQUISITION, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

III-76

Exhibit A to the
Guarantee and
Collateral Agreement

SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], to the Guarantee and Collateral Agreement dated as of May 14, 2010 (the “Guarantee and Collateral Agreement”), among IKARIA ACQUISITION INC., a Delaware corporation (the “Borrower”), IKARIA, INC., a Delaware corporation (“Holdings”), each subsidiary of Holdings from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the Borrower and Holdings are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (together with its affiliates, “CS”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A.  Reference is made to the Credit Agreement dated as of May 14, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”), and CS, as administrative agent for the Lenders and as Collateral Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C.  The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit.  Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Borrower may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Domestic Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and

Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder (giving effect to any supplements to schedules thereto delivered in connection herewith) are true and correct in all material respects on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary.  Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary.  The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock and Pledged Debt Securities now owned by the New Subsidiary and (ii) any and all Patents and registered or pending Trademarks and Copyrights now owned by the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.

SECTION 5.  Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby

(it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 9.  The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,

by

Name:
Title:

by

Name:
Title:

Schedule I to
Supplement No. [•] to the
Guarantee and
Collateral Agreement

Collateral of the New Subsidiary

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule III to the

Guarantee and Collateral Agreement.]

Exhibit B to the
Guarantee and
Collateral Agreement

FORM OF PERFECTION CERTIFICATE

[Provided Separately]

Execution Version

PERFECTION CERTIFICATE

Reference is made to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of May 14, 2010 among Ikaria Acquisition Inc., a Delaware corporation (the “Borrower”), Ikaria, Inc., a Delaware corporation (“Holdings” and, together with the Borrower and the Subsidiary Guarantors, the “Grantors”), the lenders from time to time party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.  Capitalized terms used but not defined herein have the meanings set forth in either the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

The undersigned Responsible Officers of Holdings and the Borrower hereby certify to the Administrative Agent and each other Secured Party as follows:

1.  Names.  (a)  The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

Exact Legal Name of Each Grantor
Ikaria Acquisition Inc.
Ikaria, Inc.
Ikaria Research, Inc.
Ikaria International, Inc.
Ikaria Development Subsidiary One LLC
Ikaria Development Subsidiary Two LLC
INO Therapeutics LLC
Ikaria Therapeutics LLC

(b)  Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name in Past 5 Years	Date of Name Change
Ikaria, Inc.	Ikaria Holdings, Inc.	7 May 2010
	ITL Holdings, Inc.	21 February 2007

Ikaria Research, Inc.	Ikaria, Inc.	5 May 2010

Ikaria Therapeutics LLC	Oslo Acquisition Subsidiary LLC	20 October 2009

(c)  Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years.  Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization.  If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d)  The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Grantor	Other Name Used
INO Therapeutics LLC	“Ikaria” (as a d/b/a)

(e)  Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

Grantor	Organizational Identification Number
N/A — All Delaware entities

(f)  Set forth below is the Federal Taxpayer Identification Number of each Grantor(1):

(1) Only necessary for filing in North Dakota and South Dakota.

2

Grantor	Federal Taxpayer Identification Number
N/A — not filing in North Dakota or South Dakota

2.  Current Locations.  (a)  The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State
Ikaria Acquisition Inc.	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria, Inc.	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria International, Inc.	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Therapeutics LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Development Subsidiary One LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Development Subsidiary Two LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Research, Inc.	1616 Eastlake Avenue East Suite 340 Seattle, WA 98102	King	Washington

INO Therapeutics LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

(b)  Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

3

Grantor	Mailing Address	County	State
Ikaria Acquisition Inc.	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria, Inc.	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria International, Inc.	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Therapeutics LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Development Subsidiary One LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Development Subsidiary Two LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

Ikaria Research, Inc.	1616 Eastlake Avenue East Suite 340 Seattle, WA 98102	King	Washington

INO Therapeutics LLC	6 Route 173 Clinton, NJ 08809	Hunterdon	New Jersey

(c)  The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction
Ikaria Acquisition Inc.	Delaware

Ikaria, Inc.	Delaware

Ikaria International, Inc.	Delaware

Ikaria Therapeutics LLC	Delaware

Ikaria Development Subsidiary One LLC	Delaware

Ikaria Development Subsidiary Two LLC	Delaware

4

Ikaria Research, Inc.	Delaware

INO Therapeutics LLC	Delaware

(d)  Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment or other Collateral not identified above:

Grantor	Mailing Address	County	State
INO Therapeutics LLC	All that land being Parcel B, Parcel F-1, and Tract AC-2-A Westport, located in sections 68, 69, 93 & 94, T7S, R12E, West Baton Rouge Parish, LA (“Louisiana Property”).		Louisiana

INO Therapeutics LLC	Equipment and inventory are located from time to time at the Louisiana Property and at some or all of the premises leased by INO Therapeutics LLC.

Ikaria Research, Inc.	Equipment is located at 1616 Eastlake Avenue East, Suite 340, Seattle, WA, 98102.	King	Washington

INO Therapeutics LLC	Suwanee Creek Business Center, 130 Satellite Boulevard NE, Suite C, Suwanee, GA, 30024	Gwinnett	Georgia

INO Therapeutics LLC	175 E. Crossroads Parkway, Suite C Bolingbrook, IL 60440	Will	Illinois

INO Therapeutics LLC	Amberpoint Business Park, 875 Sandy Lake Road, Bldg. 5, Coppell,	Dallas	Texas

5

TX, 75019

INO Therapeutics LLC	12874 East Florence Avenue, Santa Fe Springs, CA, 90670	Los Angeles County	California

INO Therapeutics LLC	22 Worlds Fair Drive, Units G, H, J & K, Somerset, NJ 08873	Somerset	New Jersey

INO Therapeutics LLC	4040 Clipper Court, Fremont, CA, 94538	Alameda	California

INO Therapeutics LLC	2902 Drive, Middleton, WI, 53562	Dane	Wisconsin

INO Therapeutics LLC	6 Route 173, Clinton, NJ, 08809	Hunterdon	New Jersey

INO Therapeutics LLC	43 Frontage Road, Perryville, NJ 08827	Hunterdon	New Jersey

INO Therapeutics LLC	2820 Walton Commons West, Suite 100, Madison, WI, 53718	Dane	Wisconsin

INO Therapeutics LLC	6061 Industrial Drive, Geismar, LA, 70734	Ascension	Louisiana

Ikaria, Inc.	400/444 North Capitol Street NW, Suite 830, Washington, DC 20001	District of Columbia	District of Columbia

(e)  Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State
N/A

(f)  Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property and the fair market value apportioned to each site:

6

Address	Owned/Leased	Entity	Value
1616 Eastlake Avenue Suite 340 Seattle, WA 98102	Leased	Ikaria Research, Inc.

All that land being Parcel B, Parcel F-1, and Tract AC-2-A Westport, located in sections 68, 69, 93 & 94, T7S, R12E, West Baton Rouge Parish, LA.	Owned	INO Therapeutics LLC

Condominium located at 1 Willow Court, Clinton NJ 08809 (Beaverbrook Community).	Owned	INO Therapeutics LLC	$250,000 – $280,000

Suwanee Creek Business Center, 130 Satellite Boulevard NE, Suite C, Suwanee, GA, 30024	Leased	INO Therapeutics LLC

175 E. Crossroads Parkway, Suite C Bolingbrook, IL 60440	Leased	INO Therapeutics LLC

Amberpoint Business Park 875 West Sandy Lake Road, Suite 300 Coppell, TX 75019	Leased	INO Therapeutics LLC

7

Address	Owned/Leased	Entity	Value
12874 East Florence Avenue, Santa Fe Springs, CA, 90670	Leased	INO Therapeutics LLC

22 Worlds Fair Drive, Units G, H, J & K, Somerset, NJ, 08873	Leased	INO Therapeutics LLC

2867 Bayview Dr. Fremont, CA 94538	Leased	INO Therapeutics LLC

6 Route 173, Clinton, NJ, 08809	Leased	INO Therapeutics LLC

2820 Walton Commons West, Suite 100, Madison, WI, 53718	Leased	INO Therapeutics LLC

6061 Industrial Drive, Geismar, LA, 70734	Leased	INO Therapeutics LLC

43 Frontage Road, Perryville, NJ 08827	Leased	INO Therapeutics LLC

2902 Dairy Drive, Madison, WI 53718	Leased	INO Therapeutics LLC

400/444 North Capitol Street NW, Suite 830, Washington, DC 20001	Leased	Ikaria, Inc.

8

(g)  Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Mailing Address	County	State
None.

3.  Unusual Transactions.  All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4.  File Search Reports.  File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5.  UCC Filings.  Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6.  Schedule of Filings.  Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7.  Stock Ownership and other Equity Interests.  Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other Equity Interests held by, directly or indirectly, Holdings, the Borrower or any Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other Equity Interests. Also set forth on Schedule 7 is each equity investment held by, directly or indirectly, Holdings, the Borrower or any Subsidiary that represents 50% or less of the Equity Interests of the entity in which such investment was made.

8.  Debt Instruments.  Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by Holdings, the Borrower and each Subsidiary that are required to be pledged under the Guarantee and Collateral Agreement, including all intercompany notes between Holdings and any subsidiary of Holdings and any subsidiary of Holdings and any other such subsidiary.

9.  Deposit Accounts.  Attached hereto as Schedule 9 is a true and correct list of deposit accounts, brokerage accounts or securities investment accounts maintained by any

9

Grantor, including the name and address of the depositary institution, the type of account, and the account number.

10.  Assignment of Claims Act.  Attached hereto as Schedule 10 is a true and correct list of all written contracts between the Borrower or any Subsidiary and the United States government or any department or agency thereof that have a remaining value of at least $5,000,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

11.  Advances.  Attached hereto as Schedule 11 is (a) a true and correct list of all advances made by Holdings to any subsidiary of Holdings or made by any subsidiary of Holdings to Holdings or to any other subsidiary of Holdings (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Guarantee and Collateral Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor.

12.  Mortgage Filings.  Attached hereto as Schedule 12 is a schedule setting forth, with respect to each mortgaged property, (a) the exact name of the person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

13.  Intellectual Property.  Attached hereto as Schedule 13A in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 13B in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor’s Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

14.  Commercial Tort Claims.  Attached hereto as Schedule 14 is a true and correct list of commercial tort claims in excess of $500,000 held by any Grantor, including a brief description thereof.

10

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this        day of                 , 2010.

IKARIA ACQUISITION INC.,

by

Name:
Title:

IKARIA, INC.,

by

Name:
Title:

11

SCHEDULE 1

Changes in Identity or Corporate Structure Within Past Five Years

None.

SCHEDULE 5

UCC Financing Statements

SCHEDULE 6

UCC Filings and Filing Offices

Debtor	Filing Jurisdiction
Ikaria Acquisition Inc.	Delaware Secretary of State

Ikaria, Inc.	Delaware Secretary of State

Ikaria Research, Inc.	Delaware Secretary of State

Ikaria International, Inc.	Delaware Secretary of State

Ikaria Development Subsidiary One LLC	Delaware Secretary of State

Ikaria Development Subsidiary Two LLC	Delaware Secretary of State

INO Therapeutics LLC	Delaware Secretary of State

Ikaria Therapeutics LLC	Delaware Secretary of State

SCHEDULE 7

Stock Ownership and Other Equity Interests

Subsidiary	Owner	Ownership Percentage
Ikaria Research, Inc.	Ikaria, Inc.	100%

Ikaria Acquisition Inc.	Ikaria, Inc.	100%

Ikaria International, Inc.	Ikaria, Inc.	100%

Ikaria Therapeutics LLC	Ikaria Research, Inc.	100%

Ikaria Development Subsidiary One LLC	Ikaria Acquisition Inc.	100%

Ikaria Development Subsidiary Two LLC	Ikaria Acquisition Inc.	100%

INO Therapeutics LLC	Ikaria Acquisition Inc.	100%

Ikaria Japan K.K.	Ikaria International, Inc.	100%

Ikaria Australia Pty Ltd	Ikaria International, Inc.	100%

Ikaria Canada Inc.	Ikaria International, Inc.	100%

SCHEDULE 8

Debt Instruments

None.

SCHEDULE 9

Deposit Accounts/Securities Accounts

Name of Grantor	Name and Address of Depositary Institution	Type of Account	Account Number
INO Therapeutics LLC	[**]	[**]	[**]

Ikaria Research, Inc. (f/k/a Ikaria, Inc.)	[**]	[**]	[**]

Ikaria Development Subsidiary Two LLC	[**]	[**]	[**]

INO Therapeutics LLC	[**]	[**]	[**]

INO Therapeutics LLC	[**]	[**]	[**]

INO Therapeutics LLC	[**]	[**]	[**]

INO Therapeutics LLC	[**]	[**]	[**]

SCHEDULE 10

Government Contracts

None.

SCHEDULE 11

Advances

None.

SCHEDULE 12

Mortgage Filings

Name of Owner of Property	Address of Property	Filing Office
INO Therapeutics LLC	All that land being Parcel B, Parcel F-1, and Tract AC-2-A Westport, located in sections 68, 69, 93 & 94, T7S, R12E, West Baton Rouge Parish, LA.	The Clerk of Court of West Baton Rouge Parish West Baton Rouge Parish Clerk of Court: Mark J. Graffeo 850 Eighth Street P. O. Box 107 Port Allen, LA 70767

SCHEDULE 13A

Patents, Patent Licenses, Trademarks and Trademark Licenses

(A)                               Ikaria Research, Inc. (“Research”)

(a)          Trademarks

Research holds the following trademarks:

•                  Wordmark filed on April 22, 2005 in the United States and European Union.

•                  Design and wordmark filed on February 1, 2006 in the United States and European Union.

(b)         Patents and Patent Applications

Research owns the following patents and patent applications:

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
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(c)          In-Licenses of Patents and Patent Applications

Research in-licenses the following patents and patent applications:

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
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(B)                               INO Therapeutics LLC

(a)                                          Trademarks and Trademark Applications Owned by INO Therapeutics LLC

(i)                  U.S. Trademark Registrations

Mark	Reg. No.	Reg. Date
INOCAL	2,109,970	28.10.1997
INOMAX	2,185,947	01.09.1998
INOPULSE(2)	2,532,358	21.01.2002
INOTHERAPY	2,678,500	21.01.2003

(ii)               U.S. Trademark Applications

Mark	Application No.	Filing Date
COVOX	78/863,912	18.04.2006
INOMETER	78/959,255	24.08.2006

(iii)            State Trademark Registrations

None.

(iv)           Non-U.S. Trademark Registrations

Country	Mark	Reg. No.	Reg. Date
Argentina	I-N-O	1632662	06.12.2007

(2) This trademark has been assigned to INO Therapeutics, LLC and recording of such assignment is currently in progress in trademark offices.

23

Country	Mark	Reg. No.	Reg. Date
Argentina	INOCAL	1647527	12.10.2007
Argentina	INOMAX	1802805	22.08.2000
Argentina	INOTHERAPY	1808889	31 10.2000
Argentina	INOTHERAPY	1808890	31.10.2000
Argentina	INOTHERAPY	1810044	09.11.2000
Argentina	INOTHERAPY	1810045	09.11.2000
Argentina	INOREG	1811959	05.12 2000
Argentina	INOREG	1811960	05 12.2000
Argentina	INOFLO	2052090	07.11.2005
Australia	I-N-O	649377	22.12.1994
Australia	INOCAL	710276	07.06.1996
Australia	INOMAX	788810	22.03.1999
Australia	INOblender	1133965	04.04.2006
Australia	INOMAX	1134019	04.04.2006
Australia	INOMAX	2158935	17.05.2007
Australia	INOblender	2163772	12.06.2007
Bolivia	INOMAX	105147-C	29.08.2006
Bolivia	INOTHERAPY	79013-C	06.06.2000
Bolivia	INOTHERAPY	79014-C	06.06.2000
Bolivia	INOTHERAPY	79015-C	06.06.2000
Bolivia	INOTHERAPY	79016-C	06.06.2000
Bolivia	INOTHERAPY	79017-C	06.06.2000
Bolivia	INOTHERAPY	79018-C	06.06.2000
Bolivia	INOREG	79019-C	06.06.2000
Bolivia	INOREG	79020-C	06.06.2000
Bolivia	INOTHERAPY	80368-C	01.08.2000
Bolivia	INOTHERAPY	80414-C	01.08.2000
Bolivia	INOMAX	105897-C	09.10.2006
Bolivia	INOblender	106623-C	27.11.2006
Brazil	INOTHERAPY	200034340	11.03.2003
Brazil	I-N-O	818924136	23.06.1998
Brazil	INOCAL	819273074	23.02.1999
Brazil	INOTHERAPY	821729187	11.02.2003
Brazil	INOTHERAPY	821729195	11.03.2003
Brazil	INOTHERAPY	821729217	11.03.2003
Brazil	INOTHERAPY	821729225	11.03.2003
Brazil	INOTHERAPY	821729233	11.03.2003
Brazil	INOTHERAPY	821729241	11.03.2003
Brazil	INOREG	821729267	11.03.2003
Brazil	INOREG	821729268	11.03.2003
Brazil	INOTHERAPY	827129209	11.02.2003
Brazil	INOMAX	821749005	27.01.2009
Brazil	INOMAX	828279225	06.05.2008
Brazil	INOblender	828287090	06.05.2008
Canada	INOTHERAPY	TMA643009	27.06.2005
Canada	INOFLO	TMA562856	30.05.2002
Canada	INOCAL	TMA576744	28.02.2003
Canada	I-N-O	TMA576774	03.03.2003
Canada	INOMAX	TMA621362	01.10.2004
Canada	INOMAX	TMA738008	15.04.2009
Chile	INOTHERAPY	553693	22.11.1999

24

Country	Mark	Reg. No.	Reg. Date
Chile	INOREG	553695	22.11.1999
Chile	INOTHERAPY	559397	24.01.2000
Chile	INOCAL	571580	11.07.2000
Chile	INOMAX	598407	27.06.2001
Chile	INOMAX	762143	10.07.2006
Chile	INOblender	764847	14.08.2006
China	INOblender	IR892785	04.04.2006
China	INOMAX	IR893015	04.04.2006
China	INOMAX	928657	14.01.1997
China	l-N-O	928660	14.01.1997
China	INOCAL	1099385	14.09.1997
China	INOTHERAPY	1459228	14.10.2000
China	INOREG	1459243	14.10.2000
China	INOTHERAPY	1459493	14.10.2000
China	INOTHERAPY	1459508	14.10.2000
China	INOTHERAPY	1462541	21.10.2000
China	INOREG	1462542	21.10.2000
China	INOTHERAPY	1464135	28.10.2000
China	INOTHERAPY	1467378	28.10.2000
China	INOTHERAPY	1507781	14.01.2001
China	INOTHERAPY	2024212	07.10.2002
Colombia	INOTHERAPY	224751	10.03.2000
Colombia	INOTHERAPY	225903	13.04.2000
Colombia	INOTHERAPY	225942	13.04.2000
Colombia	INOTHERAPY	225943	13.04.2000
Colombia	INOTHERAPY	225944	13.04.2000
Colombia	INOTHERAPY	225945	13.04.2000
Colombia	INOTHERAPY	225946	13.04.2000
Colombia	INOREG	226006	13.04.2000
Colombia	INOREG	226007	13.04.2000
Colombia	INOTHERAPY	226043	13.04.2000
Colombia	INOFLO	226044	13.04.2000
Colombia	INOFLO	226864	19.05.2000
Colombia	I-N-O	300687	04.08.2005
Colombia	INOCAL	302673	16.08.2005
Ecuador	INOTHERAPY	2170-00	29.09.2000
Ecuador	INOTHERAPY	2171-00	29.09.2000
Ecuador	INOTHERAPY	2172-00	29.09.2000
Ecuador	I-N-O	2520-97	04.09.1997
Ecuador	INOMAX	4735-00	26.07.2000
Ecuador	INOCAL	4941-97	10.12.1997
Ecuador	INOTHERAPY	7253-00	17.10.2000
Ecuador	INOTHERAPY	7254-00	17.10.2000
Ecuador	INOTHERAPY	7255-00	17.10.2000
Ecuador	INOTHERAPY	7256-00	17.09.2000
Ecuador	INOREG	7260-00	17.10.2000
Ecuador	INOREG	7261-00	17.10.2000
Ecuador	INOTHERAPY	7768-00	16.11.2000
Ecuador	INOblender	2181-07	25.06.2007
Ecuador	INOFLO	7257-00	17.10.2000
Ecuador	INOFLO	7258-00	17.10.2000

25

Country	Mark	Reg. No.	Reg. Date
Ecuador	INOMAX	1604-07	06.12.2007
European Community	INOPULSE	2253482	18.07.2002
Hong Kong	INOTHERAPY	20004712	05.06.2006
Hong Kong	INOTHERAPY	20004713	05.06.2006
Hong Kong	INOTHERAPY	20004714	05.06.1999
Hong Kong	INOTHERAPY	200101402	05.06.1999
Hong Kong	INOTHERAPY	200101483	05.06.1999
Hong Kong	INOTHERAPY	200106471	05.06.1999
Hong Kong	INOTHERAPY	200106472	05.06.1999
Hong Kong	INOTHERAPY	20015749	05.06.1999
Hong Kong	INOCAL	2985/1998	11.06.1996
Hong Kong	INOMAX	300601893	17.03.2006
Hong Kong	INOblender	300619975	13.04.2006
Hong Kong	INOMAX	3618/2000	23.03.1999
India	INOTHERAPY	310288	17.01.2005
India	INOREG	860249	09.06.1999
India	INOTHERAPY	860252	26.04.2005
India	INOTHERAPY	860253	13.06.2003
India	INOTHERAPY	860254	27.06.2006
India	INOTHERAPY	860255	22 01.2005
India	INOREG	860258	09.06.1999
India	I-N-O	658085	09.03.1995
India	INOMAX	1433164	15.03.2006
Indonesia	I-N-O	356278	23.03.1995
Indonesia	INOMAX	356279	23.03.1995
Indonesia	INOREG	459267	16.07.1999
Indonesia	INOTHERAPY	459270	16.07.1999
Indonesia	INOTHERAPY	460301	16.07.1999
Indonesia	INOTHERAPY	460302	16.07.1999
Indonesia	INOTHERAPY	460303	16.07.1999
Indonesia	INOTHERAPY	460304	16.07.1999
Indonesia	INOTHERAPY	460305	16.07.1999
Indonesia	INOTHERAPY	460600	16.07.1999
Indonesia	INOREG	463975	15.10.1999
Japan	INOblender	892785	14.12.2007
Japan	INOMAX	893015	29.02.2008
Japan	INOMAX	4359499	04.02.2000
Japan	INOREG	4456726	02.03.2001
Japan	INOTHERAPY	4478969	01.06.2001
Japan	INOMETER	4710141	12.09.2003
Japan	INOTHERAPY	4765385	16.04.2004
Japan	INOCAL	4768539	30.04.2004
Japan	INOMAX	4783465	02.07.2004
Malaysia	INOTHERAPY	99005105	14.06.1999
Malaysia	INOTHERAPY	99005109	14.06.1999
Mexico	INOTHERAPY	620493	22.06.1999
Mexico	INOTHERAPY	622106	22.06.1999
Mexico	INOTHERAPY	622107	22.06.1999
Mexico	INOTHERAPY	622109	22.06.1999
Mexico	INOTHERAPY	622110	06.06.1999
Mexico	INOTHERAPY	624904	22.06.1999

26

Country	Mark	Reg. No.	Reg. Date
Mexico	INOTHERAPY	647546	22.06.1999
Mexico	INOTHERAPY	656311	22.06.1999
Mexico	INOMAX	660113	26.06.2000
Mexico	INOMETER	824044	07.01.2004
Mexico	INOMETER	824496	07.01.2004
Mexico	INOMETER	825844	07.01.2004
Mexico	INOMAX	929889	14.03.2006
Mexico	INOCAL	980431	21.07.2006
Mexico	INOblender	932936	17.04.2006
New Zealand	I-N-O	244337	24.01.1997
New Zealand	INOCAL	263005	21.07.1997
New Zealand	INOREG	310700	07.12.2000
New Zealand	INOREG	310701	07.12.2000
New Zealand	INOTHERAPY	310704	07.12.2000
New Zealand	INOTHERAPY	310705	07.12.2000
New Zealand	INOTHERAPY	310706	07.12.2000
New Zealand	INOTHERAPY	310707	07.12.2000
New Zealand	INOTHERAPY	310708	07.12.2000
New Zealand	INOTHERAPY	310709	07.12.2000
New Zealand	INOTHERAPY	310710	07.12.2000
New Zealand	INOTHERAPY	310711	07.12.2000
New Zealand	INOMAX	744310	14.09.2006
New Zealand	INOblender	746071	12.07.2007
Pakistan	INOTHERAPY	155651	10.06.2006
Pakistan	INOTHERAPY	155653	06.10.1999.
Pakistan	INOTHERAPY	155909	25.06.1999
Pakistan	INOCAL	167271	24.10.2000
Pakistan	INOTHERAPY	155656	10.06.2006
Pakistan	INOTHERAPY	155648	10.06.2006
Pakistan	I-N-O	167274	24.10.2000
Pakistan	INOMAX	153912	24.03.1999
Pakistan	INOTHERAPY	155654	06.10.1999
Pakistan	INOMAX	219440	03.10.2006
Pakistan	INOblender	220555	04.07.2006
Philippines	I-N-O	4-1995-099402	30.07.2005
Philippines	INOMAX	4-2006-003069	13.11.2006
Philippines	INOMAX	4-2009-500140	08.09.2009
Philippines	INOMAX	4-2006-002837	30.04.2007
Philippines	INOREG	4-2002-007548	20.03.2005
Singapore	INOblender	T06/18659C	04.04.2006
Singapore	INOMAX	T06/18715H	04.04.2006
Singapore	INOCAL	T96/05650C	05.06.1996
Singapore	INOMAX	T99/02879I	23.03.1999
Singapore	INOMAX	T06/18716F	04.04.2006
Singapore	INOMAX	T06/18717D	04.04.2006
Singapore	INOblender	T06/18657G	04.04.2006
Singapore	INOblender	T06/18658E	04.04.2006
Singapore	INOTHERAPY	T99/06031 E	14.06.1999
Singapore	INOTHERAPY	T99/06033A	14.06.1999
South Africa	INOMAX	1999/04450	19.03.1999
South Africa	INOTHERAPY	1999/11875	09.09.2002

27

Country	Mark	Reg. No.	Reg. Date
South Africa	INOTHERAPY	1999/11877	09.09.2002
South Africa	INOCAL	96/07267	03.06.1996
Taiwan	INOTHERAPY	131154	16.10.2000
Taiwan	INOTHERAPY	137325	01.02.2001
Taiwan	INOTHERAPY	137557	01.02.2001
Taiwan	INOMAX	713867	16.04.1996
Taiwan	INOCAL	766655	16.07.1997
Taiwan	INOTHERAPY	890901	01.05.2000
Taiwan	INOREG	907827	01.10.2000
Taiwan	INOTHERAPY	907828	01.10.2000
Taiwan	INOTHERAPY	908744	16.10.2000
Taiwan	INOTHERAPY	910823	01.11.2000
Taiwan	INOTHERAPY	922174	01.01.2001
Taiwan	INOREG	932820	01.03.2001
Taiwan	INOMAX	1234266	01.11.2006
Taiwan	INOblender	1248877	01.02.2007
Thailand	INOTHERAPY	TM121076	08.07.1999
Thailand	INOTHERAPY	TM124636	08.07.1999
Thailand	INOblender	TM251215	12.04.2006
Thailand	INOMAX	TM40666	04.04.1995
Thailand	INOCAL	TM59569	11.07.1996
Thailand	INOMAX	TM254899	04.04.1995
Uruguay	I-N-O	381.551	04.08.2007
Uruguay	INOblender	370.252	16.05.2007
Uruguay	INOMAX	369.364	28.03.2007
Uruguay	INOCAL	392.509	05.06.2008
Uruguay	INOMAX	312.214	26.11.2001
Uruguay	INOREG	314.479	01.08.2000
Uruguay	INOTHERAPY	314.481	01.08.2000
Venezuela	I-N-O	197278-P	09.05.1997
Venezuela	INOCAL	8395/96	23.01.1998
Venezuela	INOREG	P-222131	07.07.2000
Venezuela	INOTHERAPY	P-222134	07.07.2000
Venezuela	INOTHERAPY	P-222135	07.07.2000
Venezuela	INOTHERAPY	P-222136	07.07.2000
Venezuela	INOTHERAPY	P-222137	07.07.2000
Venezuela	INOTHERAPY	P-227171	28.09.2000
Venezuela	INOREG	P-245654	22.11.2000
Venezuela	INOTHERAPY	S-13330	07.07.2000
Venezuela	INOTHERAPY	S-13331	07.07.2000
Venezuela	INOTHERAPY	S-13332	07.07.2000
Venezuela	INOMAX	P275561	30.11.2006
Venezuela	INOblender	P282088	24.10.2007

(v)              Non-U.S. Trademark Applications

Country	Mark	Application No.	Application Date
Canada	INOblender	1296888	06.04.2006
India	INOblender	1447168	12.04.2006
Malaysia	I-N-O	95/03799	24.04.1995
Malaysia	INOTHERAPY	99/05110	14.06.1999

28

Country	Mark	Application No.	Application Date
Malaysia	INOMAX	2006/04524	22.03.2006
Malaysia	INOblender	2006/06346	19.04.2006
Philippines	INOCAL	4-2004-07800	24.08.2004
Philippines	INOTHERAPY	4-2006-003070	17.03.2006
Philippines	INOblender	4-2006-003882	07.04.2006
Singapore	INOTHERAPY	T99/06034Z	14.06.1999
South Africa	INOMAX	2006/05226	13.03.2006
South Africa	INOblender	2006/07894	07.04.2006
Taiwan	INOblender	Pending	05.04.2006
Uruguay	INOMAX	369364	10.03.2006
Uruguay	INOblender	370252	20.04.2006
Venezuela	INOMAX	6130-99	25.03.1999
Venezuela	INOblender	7649-06	07.04.2006

(vi)           Trade Marks licensed by INO Therapeutics LLC from Datex-Ohmeda Inc.

Owner	Territory	Mark	Registration Number	Date of Registration
DATEX-OHMEDA INC.	U.S. Federal	INOVENT	2100392	23.09.1997
DATEX-OHMEDA INC.	Canada	INOVENT	TMA602882	20.02.2004
OHMEDA, INC.	Mexico	INOVENT	640079	31.01.2000
OHMEDA, INC.	Austria	INOVENT	166155	10.09.1996
DATEX-OHMEDA INC.	Benelux	INOVENT	597358	—
DATEX-OHMEDA INC.	Czech Republic	INOVENT	204847	30.10.1997
OHMEDA, INC.	Denmark	INOVENT	1996 4228 VR	12.07.1996
DATEX-OHMEDA INC.	Finland	INOVENT	205107	14.03.1997
DATEX-OHMEDA INC.	France	INOVENT	96 628313	—
DATEX-OHMEDA INC.	Germany	INOVENT	39624872	17.09.1996
DATEX-OHMEDA INC.	Hungary	INOVENT	149063	10.03.1998
DATEX-OHMEDA INC.	Ireland	INOVENT	175919	—
OHMEDA, INC.	Italy	INOVENT	745601	31.03.1998
DATEX-OHMEDA INC.	Latvia	INOVENT	M 40 003	20.03.1998
DATEX-OHMEDA INC.	Lithuania	INOVENT	32550	08.04.1999
DATEX-OHMEDA INC.	Norway	INOVENT	181568	24.04.1997
DATEX-OHMEDA INC.	Poland	INOVENT	114075	07.10.1999
DATEX-OHMEDA INC.	Portugal	INOVENT	317613 MNA	05.03.1997
DATEX-OHMEDA INC.	Spain	INOVENT	2033843M0	16.12.1997
DATEX-OHMEDA INC.	Switzerland	INOVENT	P 440217	—
DATEX-OHMEDA INC.	United Kingdom	INOVENT	2102255	—
DATEX-OHMEDA INC.	Australia	INOVENT	710275	07.06.1996
DATEX-OHMEDA INC.	Japan	INOVENT	4071529	17.10.1997

29

(b)         Patents and Patent Applications

(i)                  Patents and Patent Applications Owned by INO Therapeutics LLC

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(ii)               Patents and Patent Applications Co-Owned by INO Therapeutics and VenTek LLC

Family	Country	Serial No.	Filing Date	Patent or Pub. No.	Issue / Pub Date
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(iii)            Patents Owned by INO Therapeutics LLC

Family	Country	Serial No.	Filing Date	Patent or Pub. No.	Issue/ Pub Date
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Family	Country	Filing date	Application Number	Patent Number	Status	Grant Date
	[**]	[**]	[**]		[**]
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(c)          Patents and Patent Applications Licensed by INO Therapeutics LLC

[**]

Family	Country	Serial No.	Filing Date	Patent or Pub. No.	Issue /Pub Date
[**]	[**]	[**]	[**]	[**]	[**]

A total of nine pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(C)          Ikaria Therapeutics LLC

(a) Trademarks.

•                  Lucassin®.

•                  Lucassin® rights in Australia, Canada and Mexico.

32

(D)          Ikaria Development Subsidiary One LLC

(a) Patents.

(i)                  U.S. Patents/Patent applications

In-license from Bioline

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]
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(ii)               Non-U.S. Patents/Patent applications

Title	Filing Date	Type	Number
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(E)           Ikaria Development Subsidiary Two LLC

(a) Patents.

(i)                  U.S. Patents/Patent Applications

In-licensed from Fibrex

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]

(ii)               Non-U.S. Patents

In-licensed from Fibrex

Title	Filing Date	Type	Number
[**]	[**]	[**]	[**]
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SCHEDULE 13B

Copyrights and Copyright Licenses

None.

SCHEDULE 14

Commercial Tort Claims

None.